UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 633-5031

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On January 13, 2025, the Federal Reserve Bank of Richmond, acting on delegated authority from the Board of Governors of the Federal Reserve System, approved Atlantic Union Bankshares Corporation’s (“Atlantic Union”) application with respect to the previously announced merger (the “holding company merger”) between Atlantic Union and Sandy Spring Bancorp, Inc. (“Sandy Spring”) pursuant to the Agreement and Plan of Merger, dated as of October 21, 2024, by and between Atlantic Union and Sandy Spring. Immediately following the holding company merger, Sandy Spring Bank, Sandy Spring’s wholly owned subsidiary bank, will merge with and into Atlantic Union Bank, Atlantic Union’s wholly owned subsidiary bank (the “bank merger” and together with the holding company merger, the “mergers”). The mergers remain subject to the approval of the Virginia Bureau of Financial Institutions, the Maryland Office of Financial Regulation, the shareholders of Atlantic Union and the stockholders of Sandy Spring, as well as other customary closing conditions.

On January 13, 2025, Atlantic Union and Sandy Spring issued a joint press release announcing that they have received the foregoing approval. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit
99.1	Joint Press Release of Atlantic Union Bankshares Corporation and Sandy Spring Bancorp, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Atlantic Union and Sandy Spring, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Atlantic Union or Sandy Spring or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•	the failure to obtain the remaining necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approval, the approval by Atlantic Union’s shareholders or Sandy Spring’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against Atlantic Union or Sandy Spring;

•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Atlantic Union and Sandy Spring operate;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	potential adverse reactions of Atlantic Union’s or Sandy Spring’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	a material adverse change in the financial condition of Atlantic Union or Sandy Spring; changes in Atlantic Union’s or Sandy Spring’s share price before closing;

•	risks relating to the potential dilutive effect of shares of Atlantic Union’s common stock to be issued in the proposed transaction;

•	general competitive, economic, political and market conditions;

•	major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks;

•	other factors that may affect future results of Atlantic Union or Sandy Spring, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Atlantic Union’s, Sandy Spring’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Atlantic Union’s, Sandy Spring’s or the combined company’s results.

Although each of Atlantic Union and Sandy Spring believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Atlantic Union or Sandy Spring will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in (i) Atlantic Union’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000088394824000030/aub-20231231x10k.htm), quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Atlantic Union with the Securities Exchange Commission (“SEC”), (ii) in Sandy Spring’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000082441024000011/sasr-20231231.htm), and its other filings with the SEC and quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Sandy Spring with the SEC and (iii) the definitive joint proxy statement/prospectus related to the proposed transaction, which was filed by Atlantic Union with the SEC on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm).

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Atlantic Union, Sandy Spring or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Atlantic Union and Sandy Spring urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Atlantic Union and Sandy Spring. Forward-looking statements speak only as of the date they are made and Atlantic Union and/or Sandy Spring undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. All forward-looking statements attributable to Atlantic Union, Sandy Spring, the combined company, or persons acting on Atlantic Union or Sandy Spring's behalf, are expressly qualified in their entirety by the cautionary statements set forth above.

Important Additional Information about the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Atlantic Union filed with the SEC a Registration Statement on Form S-4 on November 21, 2024 (the “Registration Statement”), as amended on December 13, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924128354/tm2428626-4_s4a.htm), to register the shares of Atlantic Union capital stock to be issued in connection with the proposed transaction. The Registration Statement includes a joint proxy statement of Atlantic Union and Sandy Spring and also includes a prospectus of Atlantic Union. The Registration Statement was declared effective by the SEC on December 17, 2024. Atlantic Union filed a definitive joint proxy statement/prospectus on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm), and it was first mailed to Atlantic Union shareholders on December 18, 2024.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS, SHAREHOLDERS OF ATLANTIC UNION AND STOCKHOLDERS OF SANDY SPRING ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, WHICH IS AVAILABLE AT https://www.sec.gov/Archives/edgar/data/883948/000110465924128354/tm2428626-4_s4a.htm AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WHICH IS AVAILABLE AT https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm, AS WELL AS ANY OTHER RELEVANT AMENDMENTS  THERETO, DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING ATLANTIC UNION, SANDY SPRING, THE TRANSACTION AND RELATED MATTERS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC UNION, SANDY SPRING AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between Atlantic Union and Sandy Spring. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Registration Statement, the definitive joint proxy statement/prospectus, as well as other filings containing information about Atlantic Union and Sandy Spring, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You are also able to obtain these documents, free of charge, from Atlantic Union by accessing Atlantic Union’s website at https://investors.atlanticunionbank.com or from Sandy Spring by accessing Sandy Spring’s website at https://sandyspringbancorp.q4ir.com/overview/default.aspx. Copies of the Registration Statement, the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by directing a request to Atlantic Union Investor Relations, 4300 Cox Road, Glen Allen, Virginia 23060, or by calling (804) 448-0937, or to Sandy Spring by directing a request to Sandy Spring Investor Relations, 17801 Georgia Avenue, Olney, Maryland 20832 or by calling (301) 774-8455. The information on Atlantic Union’s or Sandy Spring’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Atlantic Union, Sandy Spring and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Union and stockholders of Sandy Spring in connection with the proposed transaction.

Information about the interests of the directors and executive officers of Atlantic Union and Sandy Spring and other persons who may be deemed to be participants in the solicitation of shareholders of Atlantic Union and stockholders of Sandy Spring in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in Atlantic Union’s definitive joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on December 17, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm).

Information about the directors and executive officers of Atlantic Union and their ownership of Atlantic Union common stock is also set forth in the definitive proxy statement for Atlantic Union’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000155837024003888/aub-20240507xdef14a.htm). Information about the directors and executive officers of Atlantic Union, their ownership of Atlantic Union common stock, and Atlantic Union’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in Atlantic Union’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000088394824000030/aub-20231231x10k.htm), and in the sections entitled “Corporate Governance,” “Executive Officers” and “Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners” included in Atlantic Union’s definitive proxy statement in connection with its 2024 Annual Meeting of Shareholders, as filed with the SEC on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000155837024003888/aub-20240507xdef14a.htm). To the extent holdings of Atlantic Union’s common stock by the directors and executive officers of Atlantic Union have changed from the amounts of Atlantic Union’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Information about the directors and executive officers of Sandy Spring and their ownership of Sandy Spring common stock can also be found in Sandy Spring’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 10, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000119312524091479/d784978ddef14a.htm) and other documents subsequently filed by Sandy Spring with the SEC. Information about the directors and executive officers of Sandy Spring, their ownership of Sandy Spring common stock, and Sandy Spring’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in Sandy Spring’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 20, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000082441024000011/sasr-20231231.htm), and in the sections entitled “Corporate Governance,” “Transactions with Related Persons” and “Stock Ownership Information” included in Sandy Spring’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 10, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000119312524091479/d784978ddef14a.htm). To the extent holdings of Sandy Spring common stock by the directors and executive officers of Sandy Spring have changed from the amounts of Sandy Spring common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION
(Registrant)

Date: January 13, 2025	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer